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                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-3


Section 7.3 Indenture                 Distribution Date:               3/15/2001
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(I)     Amount of the distribution allocable to principal of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

        Amount of the distribution allocable to the principal on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Principal Payment                                      0.00
             Class B Principal Payment                                      0.00
             Class C Principal Payment                                      0.00
                       Total

(ii)    Amount of the distribution allocable to the interest on the Notes
             Class A Note Interest Requirement                      3,324,270.83
             Class B Note Interest Requirement                        287,717.01
             Class C Note Interest Requirement                        391,796.18
                       Total                                        4,003,784.03

        Amount of the distribution allocable to the interest on the Notes per
             $1,000 of the initial principal balance of the Notes
             Class A Note Interest Requirement                           4.43236
             Class B Note Interest Requirement                           4.60347
             Class C Note Interest Requirement                           4.87569

(iii)   Aggregate Outstanding Principal Balance of the Notes
             Class A Note Principal Balance                          750,000,000
             Class B Note Principal Balance                           62,500,000
             Class C Note Principal Balance                           80,357,000

(iv)    Amount on deposit in Owner Trust Spread Account            16,047,222.90

(v)     Required Owner Trust Spread Account Amount                 17,857,140.00



                                                   By:
                                                            --------------------

                                                   Name:    Patricia M. Garvey
                                                   Title:   Vice President
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